================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                             ECOLOGY & ENVIRONMENT
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                         ECOLOGY AND ENVIRONMENT, INC.
                            368 Pleasant View Drive
                           Lancaster, New York 14086

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                JANUARY 18, 2001

     The Annual Meeting of Shareholders of Ecology and Environment, Inc., a New York corporation (the "Company"), will be held on January 18, 2001 at 9:00 a.m., Eastern Standard Time, at the Radisson Hotel, 4243 Genesee Street, Cheektowaga, New York, for the following purposes:

     1. To elect eight Directors of the Company, two of whom will be Class A Directors elected by holders of Class A Common Stock and six of whom will be Class B Directors elected by the holders of Class B Common Stock, such Directors to hold office until the next Annual Meeting of Shareholders and until the election and qualification of their successors.

     2. To act on a proposal to appoint PricewaterhouseCoopers, LLP as the Company's independent public accountant.

     3. To act on such other matters as may properly come before the meeting.

     The Board of Directors has fixed the close of business on December 4, 2000 as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.

     A copy of the Company's Annual Report to Shareholders is enclosed for your reference.

     Please complete and return the enclosed proxy in the accompanying post-paid, addressed envelope as soon as you have an opportunity to review the attached Proxy Statement.

                                      By Order of the Board of Directors

                                      RONALD L. FRANK
                                      Secretary

Lancaster, New York
December 11, 2000

                         ECOLOGY AND ENVIRONMENT, INC.
                            368 Pleasant View Drive
                           Lancaster, New York 14086

                                PROXY STATEMENT
                            DATED DECEMBER 11, 2000

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 18, 2001

                              GENERAL INFORMATION

     This Proxy Statement is furnished to the shareholders of Ecology and Environment, Inc., a New York corporation (the "Company"), in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Radisson Hotel, 4243 Genesee Street, Cheektowaga, New York at 9:00 a.m., Eastern Standard Time, on Thursday, January 18, 2001 and at any adjournments thereof. The enclosed proxy is being solicited by the Board of Directors of the Company.

     If a proxy in the accompanying form is duly executed and returned, the shares represented thereby will be voted and, where a specification is made by the shareholder as provided therein, will be voted in accordance with such specification. A shareholder giving the enclosed proxy has the power to revoke it at any time before it is exercised by giving written notice to the Company bearing a later date than the proxy, by the execution and delivery to the Company of a subsequently dated proxy, or by voting in person at the Annual Meeting. Any shareholder may vote in person at the Annual Meeting, whether or not he or she has previously given a proxy.

     This Proxy Statement and the enclosed proxy are first mailed to shareholders on or about December 11, 2000.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only holders of shares of Class A Common Stock and Class B Common Stock of record at the close of business on December 4, 2000 will be entitled to notice of and to vote at the meeting and at all adjournments thereof. At the close of business on November 10, 2000, the Company had issued and outstanding 2,363,488 shares of Class A Common Stock and 1,743,471 shares of Class B Common Stock. At the meeting, the holders of Class A Common Stock will be entitled, as a class, to elect two Directors (the "Class A Directors") and the holders of Class B Common Stock will be entitled, as a class, to elect the remaining six Directors (the "Class B Directors").

     Except for the election of Directors and except for class votes as required by law, holders of both classes of Common Stock vote or consent as a single class on all matters, with each share of Class A Common Stock having one-tenth vote per share and each share of Class B Common Stock having one vote per share.

     Shares of Class A Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated, or if no instructions are indicated, in favor of the Class A Directors named therein, in favor of the appointment of independent auditors named therein, and in their discretion with respect to any matter that the Company did not have notice of at least forty-five (45) days prior to the mailing date of this Proxy Statement. The proxy given by the enclosed proxy card may be revoked at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

     Only holders of record of Common Stock at the close of business on December 4, 2000 will be entitled to notice of and a vote at the Annual Meeting. One-third of such shares, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.

     Under the Company's by-laws and the laws of the State of New York, directors of each class are elected by a majority of the votes cast by that class in the election. Any other matters to be considered as set forth in the Notice for the Annual Meeting are to be decided by the vote of the holders of a majority of the votes represented by the shares present in person or represented by proxy at the Annual Meeting, except as hereafter noted.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of September 30, 2000, the number of outstanding shares of Class A Common Stock and Class B Common Stock of the Company beneficially owned by each person known by the Company to be the beneficial owner of more than 5 percent of the then outstanding shares of Common
Stock:

                                                          CLASS A COMMON STOCK                   CLASS B COMMON STOCK
                                                  ------------------------------------   ------------------------------------
                                                  NATURE AND AMOUNT                      NATURE AND AMOUNT
                                                    OF BENEFICIAL     PERCENT OF CLASS     OF BENEFICIAL
                                                      OWNERSHIP         AS ADJUSTED          OWNERSHIP
              NAME AND ADDRESS (1)                     (2)(3)               (4)               (2)(3)         PERCENT OF CLASS
              --------------------                -----------------   ----------------   -----------------   ----------------
Gerhard J. Neumaier*                                   355,777              13.6%             345,894              19.6%
Frank B. Silvestro*                                    288,937              11.3%             288,937              16.5%
Ronald L. Frank*                                       223,359               9.0%             220,844              12.6%
Gerald A. Strobel*                                     222,741               9.0%             222,741              12.7%
Franklin Resources, Inc.                               335,000              14.8%                   0                 0
First Carolina Investors, Inc.                         425,000              18.8%                   0                 0
The Cameron Baird Foundation                           250,000              11.0%                   0                 0

---------------

* See Footnotes in next table

(1) The address for Gerhard J. Neumaier, Frank B. Silvestro, Ronald L. Frank and Gerald A. Strobel is c/o Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086, unless otherwise indicated. The address for Franklin Resources, Inc. is 777 Mariners Island Blvd., P. O. Box 7777, San Mateo, California 94403-7777. The address for The Cameron Baird Foundation is c/o Kavinoky & Cook, 120 Delaware Avenue, Buffalo, New York 14202. The address for First Carolina Investors, Inc. is 1130 East Third Street, Suite 400, Charlotte, North Carolina 28204.

(2) Each named individual or corporation are deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of exchange or conversion rights. The shares of Class A Common Stock issuable upon conversion by any such shareholder are not included in calculating the number of shares or percentage of Class A Common Stock beneficially owned by any other shareholder.

(3) There are 2,263,299 shares of Class A Common Stock issued and outstanding and 1,751,321 shares of Class B Common Stock issued and outstanding as of September 30, 2000. The figures in the "as adjusted" columns are based upon these totals and except as set forth in the preceding sentence, upon the assumptions described in footnote 2 above.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Class A Common Stock and Class B Common Stock as of September 30, 2000, by (i) each Director of the Company and (ii) all Directors and officers of the Company as a group.

                                                          CLASS A COMMON STOCK                   CLASS B COMMON STOCK
                                                  ------------------------------------   ------------------------------------
                                                  NATURE AND AMOUNT                      NATURE AND AMOUNT
                                                    OF BENEFICIAL     PERCENT OF CLASS     OF BENEFICIAL
                                                      OWNERSHIP              AS              OWNERSHIP
NAME (1)                                               (2)(3)           ADJUSTED(4)           (2)(3)         PERCENT OF CLASS
--------                                          -----------------   ----------------   -----------------   ----------------
Gerhard J. Neumaier(5)(13)                              355,777             13.6%              345,894             19.6%
Frank B. Silvestro(13)                                  288,937             11.3%              288,937             16.5%
Ronald L. Frank(6)(13)                                  223,359              9.0%              220,844             12.6%
Gerald A. Strobel(7)(13)                                222,741              9.0%              222,741             12.7%
Harvey J. Gross(8)                                       80,047              3.4%               80,047              4.6%
Gerard A. Gallagher, Jr.                                 68,641              2.9%               68,300              4.0%
Ross M. Cellino(9)                                       15,611                *                 1,050                *
Brent D. Baird(10)                                      435,000             19.2%                  -0-              -0-
Directors and Officers as a Group(11)(12) (10
  individuals)                                        1,708,869             48.7%            1,240,762             70.8%

---------------

 * Less than 0.1%

 (1) The address of each of the above shareholders other than Brent D. Baird is c/o Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086. The address for Brent D. Baird is 1350 One M&T Plaza, Buffalo, New York 14203.

 (2) Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, the shareholders identified in this table have sole voting and investment power of the shares beneficially owned by them.

 (3) Each named person and all Directors and officers as a group are deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of exchange or conversion rights. The shares of Class A Common Stock issuable upon conversion by any such shareholder are not included in calculating the number of shares or percentage of Class A Common Stock beneficially owned by any other shareholder. Moreover, the table gives effect to only 3,201 shares of Class A Common Stock of the total 66,556 shares of Class A Common Stock that may be issued pursuant to the Company's Incentive Stock Option Plan, which may be purchased within the next 60 days pursuant to vested options granted to one officer.

 (4) There are 2,263,299 shares of Class A Common Stock issued and outstanding and 1,751,321 shares of Class B Common Stock issued and outstanding as of September 30, 2000. The figure in the "as adjusted" columns are based upon these totals and except as set forth in the preceding sentence, upon the assumptions described in footnotes 2 and 3 above.

 (5) Includes 525 shares of Class A Common Stock owned by Mr. Neumaier's spouse, as to which he disclaims beneficial ownership. Includes 525 shares of Class A Common Stock owned by Mr. Neumaier's Individual Retirement Account. Does not include any shares of Class A Common Stock or Class B Common Stock held by Mr. Neumaier's adult children. Includes 3,833 shares of Class A Common Stock owned by a Partnership in which Mr. Neumaier is a general partner.

 (6) Does not include any shares of Class A Common Stock or Class B Common Stock held by Mr. Frank's adult children. Includes 26,625 shares of Class B Common Stock owned by Mr. Frank's former spouse as to which he disclaims beneficial ownership except for the right to vote the shares which he retains pursuant to an agreement with his former spouse. Includes 515 shares of Class A Common Stock owned by Mr. Frank's individual retirement account.

 (7) Includes 15,171 shares of Class B Common Stock held in equal amounts by Mr. Strobel as custodian for his three children as to which he disclaims beneficial ownership.

 (8) Includes an aggregate of 21,047 shares of Class B Common Stock owned by two trusts created by Mr. Gross of which he and his spouse are the sole beneficiaries during their lifetimes.

 (9) Includes 10,396 shares of Class A Common Stock owned by Mr. Cellino's spouse, as to which shares he disclaims beneficial ownership, also includes 4,055 shares of Class A Common Stock owned by Mr. Cellino's Individual Retirement Account. Includes 5 shares of Class A Common Stock owned by a limited partnership in which Mr. Cellino is a general partner.

(10) Include 425,000 shares of Class A Common Stock owned by First Carolina Investors, Inc. of which Mr. Baird is a shareholder, director and Chief Executive Officer but does not include 250,000 shares of Class A Common Stock owned by the Cameron Baird Foundation.

(11) Does not include 68,107 shares (32,650 shares of Class A Common Stock and 35,457 shares of Class B Common Stock) owned by the Company's Defined Contribution Plan of which Messrs. Gerhard J. Neumaier, Frank, Silvestro and Strobel constitute four of the five trustees of the Plan.

(12) Includes 892 shares of Class A Common Stock which may be issued upon exercise of a stock option granted to one officer on September 2, 1991 pursuant to the Company's Incentive Stock Option Plan; includes 787 shares of Class A Common Stock which may be issued upon the exercise of a stock option granted to one officer on November 2, 1992 pursuant to the Company's Incentive Stock Option Plan; includes 630 shares of Class A Common Stock which may be issued upon the exercise of a stock option granted to one officer on April 2, 1994 pursuant to the Company's Inventive Stock Option Plan; includes 600 shares of Class A Common Stock which may be issued upon the exercise of a stock option granted to one officer on December 2, 1994 pursuant to the Company's Incentive Stock Option Plan; does not include 2,400 shares of Class A Common Stock which may be issued upon the exercise of stock options granted to two (2) officers on December 12, 1995 pursuant to the Company's Incentive Stock Option Plan.

(13) Subject to the terms of the Restrictive Agreement. See "Security Ownership of Certain Beneficial Owners-Restrictive Agreement".

RESTRICTIVE AGREEMENT

     Messrs. Gerhard J. Neumaier, Silvestro, Frank and Strobel entered into a Stockholders' Agreement in 1970 which governs the sale of an aggregate of 1,240,418 shares Class B Common Stock owned by them and the former spouse of one of the individuals and the children of the individuals. The agreement provides that prior to accepting a bona fide offer to purchase all or any part of their shares, each party must first allow the other members to the agreement the opportunity to acquire on a pro rata basis, with right of over-allotment, all of such shares covered by the offer on the same terms and conditions proposed by the offer.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     It is intended that proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the two nominees for Class A Directors and the six Class B Directors named below. Holders of Class A Common Stock are not entitled to vote on the election of the Class B Director nominees.

                        INFORMATION CONCERNING NOMINEES

     The nominees proposed for election to the Board of Directors are all presently members of the Board.

     The Class A nominees named herein, if elected as Directors, will hold office until the next succeeding Annual Meeting of Shareholders and until their successors are duly elected and qualified. In the event either nominee for Class A Director becomes unavailable and a vacancy exists, it is intended that the persons named in the proxy may vote for a substitute who will be recommended by the remaining Class A Director.

     The following table sets forth the names, ages and positions of those persons nominated by the Board of Directors for election as Directors of the Company.

                NAME                AGE                                 POSITION
                ----                ---                                 --------
    Gerhard J. Neumaier              63       President and Director
    Frank B. Silvestro               63       Executive Vice President and Director
    Gerald A. Strobel                60       Executive Vice President of Technical Services and Director
    Ronald L. Frank                  62       Executive Vice President of Finance, Secretary, Treasurer
                                              and Director
    Gerard A. Gallagher, Jr.         69       Senior Vice President of Special Projects and Director
    Harvey J. Gross                  72       Director
    Ross M. Cellino                  68       Director
    Brent D. Baird                   61       Director

     Each Director is elected to hold office until the next annual meeting of shareholders and until his successor is elected and qualified. Executive officers are elected annually and serve at the discretion of the Board of Directors.

     Mr. Neumaier is a founder of the Company and has served as the President and a Director since its inception in 1970. Mr. Neumaier has a B.M.E. in engineering and a M.A. in physics.

     Mr. Silvestro is a founder of the Company and has served as a Vice President and a Director since its inception in 1970. In August 1986, he became Executive Vice President. Mr. Silvestro has a B.A. in physics and a M.A. in biophysics.

     Mr. Strobel is a founder of the Company and has served as a Vice President and a Director since its inception in 1970. In August 1986, he became Executive Vice President of Technical Services. Mr. Strobel is a registered Professional Engineer with a B.S. in civil engineering and a M.S. in sanitary engineering.

     Mr. Frank is a founder of the Company and has served as Secretary, Treasurer, Vice President of Finance and a Director since its inception in 1970. In August 1986, he became Executive Vice President of Finance. Mr. Frank has a B.S. in engineering and a M.S. in biophysics.

     Mr. Gallagher joined the Company in 1972. In March 1979, he became a Vice President of Special Projects and in February, 1986 he became a Director. Mr. Gallagher is in charge of quality assurance for hazardous substance projects. In August 1986, he became a Senior Vice-President of Special Projects. Mr. Gallagher has a B.S. in physics.

     Mr. Gross has been a Director of the Company since its inception in 1970. Mr. Gross is an independent insurance broker and a capital financing consultant.

     Mr. Cellino has been a Director of the Company since its inception in 1970. Mr. Cellino is an attorney and counselor-at-law retired from private practice.

     Mr. Baird was elected as a Director of the Company in January 1999. From 1970 through January 1984, Mr. Baird was a partner and from February 1, 1984 until January 1, 1992 was a limited partner of Trubee, Collins & Co., Buffalo, NY, a member firm of the New York Stock Exchange, Inc. Mr. Baird is currently a private investor. He is also a Director of Todd Shipyards Corporation, Exolon-ESK Company, Merchants Group, Inc., First Carolina Investors, Inc., M & T Bank Corporation, Allied Healthcare Products, Inc., and Baldwing Piano & Organ Company.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended July 31, 2000, the Board of Directors held four (4) meetings. Each director of the Company attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of the committees of the Board of Directors in which he served during the period for which he served.

     The Board of Directors has an Audit Committee and a Pension Review Committee. All decisions with respect to compensation of executive officers or nominations are made by the Board of Directors as a whole.

     The Audit Committee consists of Messrs. Brent D. Baird, Ross M. Cellino and Harvey J. Gross, all non-employee, independent (as defined in the AMEX listing standards), and financially literate directors. The functions of the Audit Committee are to examine the results of financial statements and reports prepared by the independent public accountants and make recommendations thereon to the Board of Directors. The Committee has adopted a written charter, a copy of which is attached hereto as Appendix A. During fiscal year 2000, the Committee met two (2) times to examine the results of the financial statements and reports prepared by the independent public accountants, and then held discussions with the Board of Directors.

     The Pension Review Committee consists of Messrs. Ronald L. Frank, Frank B. Silvestro, Ross M. Cellino and Harvey J. Gross. The Committee met one (1) time during the fiscal year 2000. The principal functions of the Pension Review Committee are to review changes to the retirement plans necessitated by law or regulation and to determine whether the Company's retirement plans meet the compensation goals for the Company's employees as established by the Board of Directors.

                             AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the Company's audited financial statements for fiscal year ending July 31, 2000 with the Company's Management. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by SAS No. 61 (Codification of Statements on Auditing Standards, AU sec.380), as may be modified or supplemented. The Audit Committee has received the written disclosures and the communications from PricewaterhouseCoopers LLP required by Independent Standards Board Standard No. 1 (Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees) as may be modified or supplemented, and has discussed with PricewaterhouseCoopers LLP their independence. Based on their review of the materials outlined above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2000 for filing with the Securities and Exchange Commission.

                                      Respectfully Submitted,

                                      THE AUDIT COMMITTEE

                                      Harvey J. Gross
                                      Ross M. Cellino
                                      Brent D. Baird

                           COMPENSATION OF DIRECTORS

     Each Director who is not an employee of the Company is paid an annual director's fee of $22,200 per annum. The director's fee is paid quarterly.

                       COMPENSATION OF EXECUTIVE OFFICERS

     There is shown below information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended July 31, 1998, 1999 and 2000 of those persons who were at July 31, 2000
(i) the chief executive officer and (ii) the four other most highly compensated executive officers with annual salary and bonus for the fiscal year ended July 31, 2000 in excess of $100,000. In this report, the five persons named in the table below are referred to as the "Named Executives".

                           SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION                   LONG-TERM COMPENSATION
                                    ---------------------------------           ------------------------
                                                                                 AWARDS       PAYOUTS
                                                                                ---------   ------------
                                                                                  STOCK
                                                                                INCENTIVE    LONG-TERM      ALL
                                    FISCAL                                       OPTIONS    COMPENSATION   OTHER
   NAME AND PRINCIPAL POSITION       YEAR       SALARY       BONUS(1)   OTHER   (SHARES)      PAYOUTS       (2)
   ---------------------------      ------      ------       --------   -----   ---------   ------------   ------
Gerhard J Neumaier                   2000      $233,680        -0-       -0-       -0-          -0-        13,182
President and Director               1999      $228,750        -0-       -0-       -0-          -0-        13,731
                                     1998      $219,952        -0-       -0-       -0-          -0-        14,127
Frank B Silvestro                    2000      $212,447        -0-       -0-       -0-          -0-        11,976
VP and Director Executive            1999      $207,844        -0-       -0-       -0-          -0-        12,535
                                     1998      $199,967        -0-       -0-       -0-          -0-        12,965
Ronald L. Frank                      2000      $212,447        -0-       -0-       -0-          -0-        11,976
Executive Vice President             1999      $207,964        -0-       -0-       -0-          -0-        12,542
of Finance, Secretary,               1998      $199,967        -0-       -0-       -0-          -0-        12,965
Treasurer and Director
Gerald A. Strobel                    2000      $212,447        -0-       -0-       -0-          -0-        11,976
Executive Vice President             1999      $207,964        -0-       -0-       -0-          -0-        12,542
of Technical Services                1998      $199,967        -0-       -0-       -0-          -0-        12,965
and Director
Gerald A Gallagher, Jr.              2000      $179,876        -0-       -0-       -0-          -0-        10,094
Senior Vice President of             1999      $180,048        -0-       -0-       -0-          -0-        10,855
Special Projects and Director        1998      $172,060        -0-       -0-       -0-          -0-        11,323

---------------

(1) Amounts earned for bonus compensation determined by the Board of Directors.

(2) Represents group term life insurance premiums and contributions made by the Company to its Defined Contribution Plan and Defined Contribution Plan SERP accruals on behalf of each of the Named Executives.

None of the Company's executive officers have employment agreements.

COMPENSATION PURSUANT TO PLANS

     PENSION PLAN. In September 1995, the Company decided to terminate its Defined Benefit Pension Plan (the "Pension Plan"). The termination of the Pension Plan was primarily settled by July 1996.

     DEFINED CONTRIBUTION PLAN. The Company maintains a Defined Contribution Plan ("the DC Plan") which is qualified under the Internal Revenue Code, pursuant to which the Company contributes an amount not in excess of 15% of the aggregate compensation of all employees who participate in the DC Plan. All employees, including the executive officers identified under "Executive Compensation", are eligible to participate in the plan, provided that they have attained age 21 and completed one year of employment with at least 1,000 hours of service. The amounts contributed to the plan by the Company are allocated to participants based on a ratio of each participant's points to total points of all participants determined as follows: one point per $1,000 of compensation plus two points per year of service completed prior to August 1, 1979, and one point for each year of service completed after August 1, 1979.

     SUPPLEMENTAL RETIREMENT PLAN. In April 1994, the Board of Directors of the Company, in response to changes in the tax code, voted to establish a Supplemental Executive Retirement Plans ("SERP") for purposes of providing retirement benefits to employees including officers of the Company whose retirement benefits under the Pension Plan and the DC Plan are reduced as a result of the $150,000 compensation limitation imposed by the tax code change. This plan is a non-qualified plan which provides benefits that would have been lost from the DC Plan due to the imposition of the compensation restriction.

INCENTIVE STOCK OPTION PLAN

     In February 1986, the Company adopted an Incentive Stock Option Plan (the "Option Plan") under which key employees, including officers, of the Company may be granted options to purchase up to an aggregate of 209,390 shares of

Class A Common Stock at an option price of at least 100% of the fair market value of the shares on the date the options were granted. The Option Plan was terminated in March 1996, and no further options may be granted under the Option Plan. As of July 31, 2000 there were options outstanding for the purchase of 80,276 shares of Class A Common Stock, 52,976 of which were vested.

     The named Executive Officers found in the Summary Compensation Table have not been granted any options pursuant to the Option Plan nor any stock awards pursuant to the Stock Award Plan.

STOCK AWARD PLAN

     Effective March 16, 1998, the Company adopted the Ecology and Environment, Inc. 1998 Stock Award Plan (the "Award Plan") under which key employees (including officers) of the Company or any or all of its present or future subsidiaries may be designated to receive awards of Class A common stock of the Company as a bonus for services rendered to the Company or its subsidiaries, without payment therefor, based upon the fair market value of the common stock at the time of the award.

     The Company has reserved for issuance as awards under the Award Plan an aggregate of 12,000 shares of Class A common stock of the Company, which shall be solely treasury shares. In March 1999, the number of shares reserved was increased to 22,000. The Board of Directors of the Company administers the plan and has authority to determine the employees to whom awards are to be granted, the number shares covered by each award, whether or not the awards are subject to forfeiture or restriction on sale, resale or other disposition of the shares acquired under the award and any other understandings or conditions as to the award recipient's continued employment.

     The Award Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code. The plan permits grants of the award for a period of five (5) years from the date of adoption. As of July 31, 2000, awards for 19,340 shares of Class A common stock have been granted. The named Executive Officers found in the Summary Compensation Table have not been granted any awards pursuant to the Award Plan.

SECTION 16 OF THE SECURITIES EXCHANGE ACT BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company believes that during the preceding year its executive officers and directors have complied with all Section 16 filing requirements with the exception of three late reports. Gerhard J. Neumaier, President failed to file on a timely basis two Form 4's each showing a single transaction. Ronald L. Frank, Executive Vice President of Finance failed to file on a timely basis one Form 4 showing a single transaction.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company does not have a separate Compensation Committee. Compensation of the Company's Executive Officers is considered by the entire Board of Directors. As members of the Board of Directors Messrs. Gerhard J. Neumaier, Frank B. Silvestro, Ronald L. Frank, Gerald A. Strobel and Gerard A. Gallagher, Jr. participate in deliberations and discussions concerning their own compensation.

              BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors reviews executive officer compensation in an effort to provide levels of compensation that integrate such compensation with the Company's annual and long-term performance goals, award individual achievement and attract and retain qualified executives.

     Compensation for executive officers consists of salaries and bonuses. Salaries for executive officers (including the Chief Executive Officer) are determined by evaluating the officer's performance and contributions to the performance of the Company, the officer's responsibilities, experience and any data available which describes the general industry trends, peer group practices, published survey data and salary structures of similar sized, profitable competitors.

     The Company has adopted and consistently implemented a broad discretionary performance bonus covering senior technical and management personnel, up to and including the Chief Executive Officer. A year-end bonus pool is established, with bonuses then awarded which have historically represented up to 30% of total cash compensation. Bonuses are awarded to the Company's personnel, including executive officers, based on their individual performance, industry practices, and the performance of the Company as a whole.

     The performance bonus awarded to the Chief Executive Officer is derived by an annual award from the Company's overall performance bonus pool which relates to the Company's performance, long-term objectives, achievements and individual performance.

                                Respectively Submitted,

                                THE BOARD OF DIRECTORS

                                Gerhard J. Neumaier
                                Frank B. Silvestro
                                Gerald A. Strobel
                                Ronald L. Frank
                                Gerard A. Gallagher, Jr.
                                Harvey J. Gross
                                Ross M. Cellino
                                Brent D. Baird

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

     The following graph demonstrates the annual percentage change in the Company's cumulative total shareholder return on common stock against the total return of the companies listed on the American Stock Exchange (the "AMEX Market Index") and a peer group consisting of EA Engineering Science and Technology, Inc., Harding Lawson Associates Group, Inc., TRC Companies, Inc., URS Consultants, Inc., Versar, Inc. and Roy F. Weston, Inc. (Class A Stock) (collectively the "Peer Group").

                                                        ECOLOGY &
                                                      ENVIRONMENT A             PEER GROUP INDEX            AMEX MARKET INDEX
                                                      -------------             ----------------            -----------------
1995                                                        100                         100                         100
1996                                                      96.19                       80.88                      102.35
1997                                                     111.19                      102.35                      121.64
1998                                                     146.24                      121.13                      132.77
1999                                                      93.34                      151.43                      136.53
2000                                                      90.46                      136.44                      156.39

* Assumes $100 invested on August 1, 1995 and dividends reinvested through the fiscal year ending July 31, 2000.

            PROPOSAL 2 -- APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
                 AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANT

     PricewaterhouseCoopers LLP, independent certified public accountants, is the auditor of the Company's records. The Board of Directors wishes to continue the services of this firm for the fiscal year ending July 31, 2001 and the shareholders' ratification of such appointment is requested.

     Representatives of PricewaterhouseCoopers LLP will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                          FUTURE SHAREHOLDER PROPOSALS

     Proposals of shareholders for inclusion in the Company's Proxy Statement for the next Annual Meeting of Shareholders must be received by the Secretary, Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York, 14086, no later than August 13, 2001. If any shareholder intends to present a proposal at the next Annual Meeting of Shareholders but has not sought inclusion of such proposal in the Company's proxy materials, such proposal must be received by the Secretary, Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, NY 14086, by October 26, 2001 or the Company's management proxies for the next Annual Meeting will be entitled to use their discretionary voting authority to vote on such proposal, without any discussion of the matter in the Company's proxy materials.

                                 OTHER MATTERS

     The cost of solicitation of proxies will be borne by the Company. Solicitation other than by mail may be made by officers or by regular employees of the Company, who will receive no additional compensation therefor, by personal or telephone solicitation, the cost of which is expected to be nominal.

     It is not contemplated or expected that any business other than that pertaining to the subjects referred to in this Proxy Statement will be brought up for action at the meeting. At the time this Proxy Statement went to press, the Board of Directors did not know of any other matter which may properly be presented for action at the meeting.

                                      By order of the Board of Directors,

                                      ECOLOGY AND ENVIRONMENT, INC.

                                      Ronald L. Frank
                                      Secretary

                                   APPENDIX A

                     CHARTER OF THE AUDIT COMMITTEE OF THE

                             BOARD OF DIRECTORS OF

                         ECOLOGY AND ENVIRONMENT, INC.

I.  AUDIT COMMITTEE PURPOSE

     The audit committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The audit committee's primary duties and responsibilities are to:

          a) Monitor the integrity of the Company's financial reporting system.

          b) Provide an avenue of communication among the independent auditors, the internal auditing department and the board of directors.

          c) The audit committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities including direct access to the independent auditors as well as anyone in the company. The audit committee can hire, at company expense, special legal, accounting or other consultants in the performance of its duties.

II.  AUDIT COMMITTEE COMPOSITIONAL MEETINGS

     The audit committee members shall meet the requirements of the American Stock Exchange. The audit committee shall be comprised of 3 directors as determined by the board, each of whom shall be independent non-executive directors free from any relationship that would interfere with his or her independent judgment.

     Members of the committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member shall have accounting or related financial management expertise.

III.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities the audit committee shall:

          a) Review at least annually, the adequacy of this charter and make recommendations to the board for changes, if necessary. Review with management and the independent accountants, the corporation's quarterly and annual financial statements including matters covered by Auditing Standards No. 61 ("SAS No.61") as attached.

          b) Review the performance of the independent accountants and make recommendations to the board regarding the appointment or termination of the independent accounts. Oversee the independence of the accountants.

IV. The committee shall meet at least 2 times annually or more as circumstances dictate. The committee or at least its chairman shall communicate with management and the independent auditors quarterly to review the company's financial statement.

DATED: June 1, 2000

                                                                         Class A
                                                                      Proxy Card


                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                          ECOLOGY AND ENVIRONMENT, INC.
                             368 Pleasant View Drive
                            Lancaster, New York 14086

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gerhard J. Neumaier and Ronald L. Frank as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated below, all the shares of Class A Common Stock of Ecology and Environment, Inc. (the "Company") held of record by either of the undersigned on December 4, 2000 at the Annual Meeting of Shareholders to be held on January 18, 2001, or any adjournments thereof.

1.  ELECTION OF CLASS A DIRECTORS    |_| FOR all nominees listed
                                         below (except as marked
                                         to the contrary below)

                                     |_| WITHHOLD AUTHORITY to
                                         vote for all nominees
                                         listed below.

Ross M. Cellino                Brent D. Baird

(INSTRUCTION:  To withhold authority to vote for any individual nominee's name, write that nominee's name in the space provided below.)

-----------------------------------------------------------------------------

2.  The appointment of PricewaterhouseCoopers LLP as independent accountants.

                           FOR |_|      AGAINST |_|        ABSTAIN |_|

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

3. In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name for and by its President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                                Dated:  ______________, 20__


                                                ---------------------------
                                                     Signature


                                                ----------------------------
                                                Signature if held jointly

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                          ECOLOGY AND ENVIRONMENT, INC.
                             368 Pleasant View Drive
                            Lancaster, New York 14086

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gerhard J. Neumaier and Ronald L. Frank as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated below, all the shares of Class B Common Stock of Ecology and Environment, Inc. held of record by either of the undersigned on December 4, 2000, at the Annual Meeting of Shareholders to be held on January 18, 2001, or any adjournments thereof.


1.  ELECTION OF CLASS B DIRECTORS    |_| FOR all nominees listed
                                         below (except as marked
                                         to the contrary below)

                                     |_| WITHHOLD AUTHORITY to
                                         vote for all nominees
                                         listed below.


Gerhard J. Neumaier           Frank B. Silvestro          Gerald A. Strobel
Ronald L. Frank               Gerard A. Gallagher, Jr.    Harvey J. Gross


(INSTRUCTION:  To withhold authority to vote for any individual nominee's name, write that nominee's name in the space provided below.)

---------------------------------------------------------------------------
       2. The appointment of PricewaterhouseCoopers LLP as independent accountants.

                  FOR |_|           AGAINST |_|         ABSTAIN |_|

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

3. In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by its President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                            Dated:  ______________, 20__


                                            ----------------------------
                                               Signature


                                            ----------------------------
                                            Signature if held jointly

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                          ECOLOGY AND ENVIRONMENT, INC.
                             368 Pleasant View Drive
                            Lancaster, New York 14086

THIS PROXY INSTRUCTION IS REQUESTED BY THE DREYFUS TRUST COMPANY IN CONJUNCTION WITH A PROXY SOLICITATION BY THE BOARD OF DIRECTORS OF ECOLOGY AND ENVIRONMENT, INC.

The undersigned hereby instructs The Dreyfus Trust Company, as Trustee*, to vote, as designated hereon, all the shares of Class A Common Stock of Ecology and Environment, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on January 18, 2001, or any adjournments thereof.

* THE DREYFUS TRUST COMPANY, AS TRUSTEE, HAS APPOINTED AMERICAN STOCK TRANSFER AND TRUST COMPANY AS AGENT TO TALLY THE VOTES.

The Dreyfus Trust Company will vote the shares represented by this Voting Instruction Form if it is properly completed, signed, and received by The Dreyfus Trust Company before 5:00 p.m. EST on January 15, 2001. Please note that if this Voting Instruction Form is not properly completed and signed, or it is not received by The Dreyfus Trust Company, as indicated above, the shares allocated to the participant's account will not be voted. If the Voting Instruction Form is signed, but no direction is given, the shares will be voted FOR.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)


                            > FOLD AND DETACH HERE >

1.  ELECTION OF CLASS A DIRECTORS    |_| FOR all nominees listed
                                         to the right (except as
                                         marked to the contrary)

                                     |_| WITHHOLD AUTHORITY to
                                         vote for all nominees
                                         listed to the right.

Nominees:                    Ross M. Cellino
                             Brent D. Baird

(INSTRUCTION: To withhold authority to vote for any individual nominee's name, write that nominee's name in the space provided.)

-----------------------------------------------------------------------------

2.  The appointment of PricewaterhouseCoopers LLP as independent accountants.

                  FOR |_|      AGAINST |_|        ABSTAIN |_|

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

3. In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.

                                                  Dated:  ______________, 20__


                                                  ---------------------------
                                                        Signature


                                                  ----------------------------
                                                  Signature if held jointly

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name for and by its President or other authorized officer. If a partnership, please sign in partnership name by authorized person.